UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 15, 2005

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

1-8519	31-1056105

(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street	45202

(Address of Principal Executive Offices)	(Zip Code)

(513) 397-9900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Form 8-K	Cincinnati Bell Inc.

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

     On February 15, 2005, Cincinnati Bell Inc. reported its financial results for the fourth quarter 2004. The earnings release is attached as Exhibit 99.1. The attached exhibit is filed pursuant to this Item 2.02 of Form 8-K.

The infomation provided under this Item 2.02, including Exhibit 99.1 provided under Item 9.01, shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
99.1	Press release dated February 15, 2005.

Forward Looking Statements

     Certain of the statements and predictions contained in this Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words “believe,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell’s ability to maintain its

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market position in communications services, including for wireless, wireline and internet services, general economic trends affecting the purchase or supply of telecommunication services, world and national events that may affect the ability to provide services, changes in the regulatory environment, any rulings, orders or decrees that may be issued by any court or arbitrator, restrictions imposed under our various credit facilities and debt instruments, work stoppages caused by labor disputes, adjustments resulting from year-end audit procedures and Cincinnati Bell’s ability to develop and launch new products and services. More information on potential risks and uncertainties is available in the company’s recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s annual Form 10-K report, quarterly Form 10-Q reports and Forms 8-K. The forward-looking statements included in this Form 8-K represent the company’s estimates as of February 15, 2005. The company anticipates that subsequent events and developments will cause its estimates to change.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

By:	/s/ Christopher J. Wilson

Christopher J. Wilson Vice President and General Counsel

Date: February 15, 2005

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Exhibit Index

Exhibit No.	Exhibit	Page No.

99.1	Press Release dated February 15, 2005.

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